Goodwill	12 Months Ended
Dec. 31, 2021
Goodwill
Goodwill
14	Goodwill

The movements of goodwill during the years are as follows:

	2021	2020

Beginning of the year

Cost	18,765,535	19,292,497
Accumulated impairment losses	(4,027,519)	(3,357,542)

Net book value	14,738,016	15,934,955

Movements:
Business combination	—	12,615
Impairment charge for the year	—	(685,036)
Currency translation differences - cost	(475,051)	(539,577)
Currency translation differences - impairment	13,259	15,059

End of the year	14,276,224	14,738,016

Cost	18,290,484	18,765,535
Accumulated impairment losses	(4,014,260)	(4,027,519)

Net book value	14,276,224	14,738,016

Impairment tests for goodwill

In the impairment assessment of the Group, goodwill is allocated to a CGU or CGUs that are expected to benefit from the synergies of the business combination and is allocated to the relevant CGUs based on operating areas. The CGUs are consistent with those used on the purchase dates and in the impairment tests in previous years. The carrying amounts of the major goodwill allocated to individual CGUs are as follows:

	2021	2020

PRC power segment:
Yunhe Power	295,001	295,001
Linyi Power	382,500	382,500
Wuhan Power	518,484	518,484
Liaocheng Co-generation	429,750	429,750

Overseas segment:
Tuas Power	10,204,634	10,666,426

14	Goodwill (continued)

Impairment tests for goodwill (continued)

The recoverable amount of a CGU is determined based on value-in-use calculations. The cash flow projections of CGUs are based on management’s forecasted cash flows in the next five years. Based on existing production capacity, the domestic subsidiaries of the Company expect cash flows beyond such periods will be similar to that in the 5th year and thus a zero terminal growth rate is utilized in the forecasts. For Tuas Power, cash flows beyond the 5th year are extrapolated using a terminal growth rate of 2.0%, which is not greater than the forecasted growth rate as stipulated in the relevant report issued by the Energy Market Authority of Singapore (“EMA”).

Pre-tax discount rates used for value-in-use calculations:

	2021	2020
Yunhe Power	7.78%	8.98%
Linyi Power	7.89%	9.00%
Wuhan Power	8.95%	8.94%
Liaocheng Co-generation	7.90%	8.90%
Tuas Power	8.55%	8.40%

Key assumptions used for value-in-use calculations:

For goodwill of domestic CGUs, the key assumptions applied in the impairment tests include the expected future sales volumes (power generation hours), fuel prices and discount rate. Management determined these assumptions based on past performance and its expectations on market development. The discount rates used reflect specific risks relating to individual CGUs. Based on the impairment assessment, no impairment was recognized in 2021 (2020: Yuhe Power, Linyi Power, Liaocheng Co-generation, Huaneng Shandong Power Generation Co., Ltd.Yantai Power Plant (“Yantai Power Plant”) and Yichun Thermal Power recognized RMB405 million, RMB159 million, RMB66 million, RMB31 million and RMB24 million, of impairment losses of goodwill respectively).

For the goodwill allocated to Tuas Power, the key assumptions applied in the impairment model include the expected future sales volume, gross margin, terminal growth rate and discount rate. Management determined these key assumptions based on past performance and its expectations on market development.

The EMA released its Singapore Electricity Market Outlook (“SEMO 2021”) on 10 November 2021, stating that the annual system demand and system peak demand are projected to grow at a CAGR of between 2.80% and 3.2% over the next 10 years, from 2022 to 2032, taking into account various factors including demographic, climate and economic impacts as well as projected demand from new high-growth sectors such as data centres. According to SEMO 2021 report, the compound annual growth rate of the electricity market from 2009 to 2020 was about 2.2%. The market share of Singapore Tuas Power in Singapore has remained stable, with the market share ratios being 20.7%, 21.4% and 19.2% in 2019, 2020 and 2021, respectively. The sales volumes of Singapore Tuas Power from 2021 to 2025 are forecasted based on its past performance, and a terminal growth rate of 2% (2020: 2%) is utilized in the forecast.

14	Goodwill (continued)

Key assumptions used for value-in-use calculations (continued):

Management used the after-tax discount rate for the power generation industry for 2021 and 2022 published by the EMA in November 2020 to calculate the pre-tax discount rate used for value-in-use calculations of Tuas Power, which is 8.55% for the year ended 31 December 2021 (2020: 8.40%).

According to the impairment assessment, there was no impairment provided for the goodwill of Tuas Power for the year ended 31 December 2021 (2020: Nil). In 2021 and 2020, the fluctuation of goodwill in respect of Tuas Power was due to currency translation differences.

For the goodwill allocated to the CGU in Singapore, management has assessed that one of the most sensitive key assumptions is the pre-tax discount rate which was arrived at based on weighted average cost of capital. An absolute increase in the pre-tax discount rate of 0.5% (31 December 2020: 0.5%) would result in a decrease of approximately RMB1,857 million (31 December 2020: RMB1,691 million) in the recoverable amount of the CGU.

For the goodwill allocated to CGUs in the PRC, management has assessed that two of the most sensitive key assumptions are future sales volume and fuel price. If future sales volume had decreased by 1% or 5% from management’s estimates, while other variables stay constant with the expectations, the Group would have to recognize impairment against goodwill by approximately RMB103 million and RMB1,231 million (31 December 2020: RMB279 million and RMB1,723 million), respectively. If fuel price had increased by 1% or 5% from management’s estimates, while other variables stay constant with the expectations, the Group would have to recognize impairment against goodwill by approximately RMB264 million and RMB2,075 million (31 December 2020: RMB488 million and RMB2,588 million), respectively.